NEWS FROM:                                              STEWART & STEVENSON
                                                        CORPORATE HEADQUARTERS
                                                        P.O. BOX 1637
                                                        HOUSTON, TX  77251-1637
FOR IMMEDIATE RELEASE:

                     STEWART & STEVENSON ANNOUNCES DIVIDEND

HOUSTON, TX - September 15, 1999 - STEWART & STEVENSON SERVICES, INC. (NASDAQ:SSSS), a leading manufacturer and distributor of industrial and energy related equipment, announced that in its meeting of September 14, 1999 the Board of Directors declared a quarterly cash dividend of $.085 a share payable on November 12, 1999 to shareholders of record on October 31, 1999.

Contact: Mr. David R. Stewart
         Treasurer
Phone:   (713) 868-7657
Fax:     (713) 863-1519
Email:   d.stewart@ssss.com
         HTTP://www.ssss.com